Exhibit 99.1
                             MINER'S BANK OF LYKENS

                                      PROXY

           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 1998 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby constitutes and appoints Franklin W. Ruth, Jr., Gregory M. Kerwin, Raymond C. Donley and Richard E. Klinger and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Miners Bank of Lykens (the "Bank") that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Bank to be held at 550 Main Street, Lykens, Pennsylvania 17048 on Thursday, June 11, 1998, commencing at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof, as follows:


1.       PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF
         REORGANIZATION AND RELATED AGREEMENT AND PLAN OF
         MERGER.

         [  ]     FOR          [  ]     AGAINST                [  ]    ABSTAIN

         The Board of Directors recommends a vote FOR this proposal.



2. POSTPONEMENT OR ADJOURNMENT OF THE SPECIAL MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES, IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE AND ADOPT THE MERGER PROPOSAL.


         [  ]     FOR          [  ]     AGAINST                [  ]    ABSTAIN

         The Board of Directors recommends a vote FOR this proposal.





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3.       In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

         THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.

                           Dated: ___________________________________ , 1998


                           Signature of Shareholder____________________________


                           Signature of Shareholder____________________________

Number of Shares Held of Record on April 28, 1998:


     THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE BANK IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.